NewVoiceMedia Limited

CONDENSED CONSOLIDATED INTERIM STATEMENTS FOR THE SIX MONTH PERIOD ENDED

31 JULY 2018

NEWVOICEMEDIA UK LIMITED | COMPANY NUMBER: 03602868

Company Information

Directors	R Rutherford D Pearson G Sochovsky
Registered Office	NewVoiceMedia House Jays Close Basingstoke Hampshire RG22 4BS
Registered Number	3602868

DIRECTORS RESPONSIBILITY STATEMENT FOR THE SIX MONTH PERIOD ENDED 31 JULY 2018

The directors' confirm that these unaudited condensed consolidated interim statements have been prepared in accordance with Financial Reporting Standard 104, "Interim Financial reporting".

The directors who served the company during the period and subsequently are as follows:

R Rutherford	(appointed 31 October 2018)
D Pearson	(appointed 31 October 2018)
D Fois	(resigned 31 October 2018)
G Sochovsky	
F Gloster	(resigned 31 October 2018)
M Farmer	(resigned 31 October 2018)
C Tottman	(resigned 31 October 2018)
L Garrett	(resigned 31 October 2018)
A Ferrara	(resigned 31 October 2018)
G Dubois	(resigned 31 October 2018)
J Rosenberg	(resigned 19 June 2018)
F Van Veenendaal	(resigned 31 October 2018)

CONDENSED CONSOLIDATED INTERIM INCOME STATEMENT FOR THE SIX MONTH PERIOD ENDED 31 JULY 2018

	Note	Six months ended 31 July 2018	31 July 2017
		unaudited	unaudited
Turnover		26,308,006	20,400,487
Cost of sales		(6,824,699)	(5,428,512)
Gross profit		19,483,307	14,971,975
Administrative expenses		(26,204,792)	(22,216,580)
Operating loss		(6,721,485)	(7,244,605)
Interest receivable and similar income		1,023	12,437
Interest payable and similar charges		(84,999)	(124,135)
Net interest expense		(83,976)	(111,698)
Loss on ordinary activities before taxation		(6,805,461)	(7,356,303)
Tax credit on loss on ordinary activities	2	500,000	500,000
Loss for the financial period		(6,305,461)	(6,856,303)

The notes on pages 10 to 17 form an integral part of these condensed consolidated interim statements.

CONDENSED CONSOLIDATED INTERIM STATEMENT OF COMPREHENSIVE INCOME FOR THE SIX MONTH PERIOD ENDED 31 JULY 2018

	Six months ended	
	31 July 2018	31 July 2017
	unaudited	unaudited
Loss for the financial period	(6,305,461)	(6,856,303)
Other comprehensive loss:		
Currency translation differences	(19,787)	(142,084)
Other comprehensive loss for the period, net of tax	(19,787)	(142,084)
Total comprehensive loss for the period	(6,325,248)	(6,998,387)

The notes on pages 10 to 17 form an integral part of these condensed consolidated interim statements.

CONDENSED CONSOLIDATED INTERIM BALANCE SHEET
AS AT 31 JULY 2018

	Note	31 July 2018 unaudited	31 Jan 2018 audited
Fixed assets			
Intangible assets		234,043	-
Tangible assets		2,806,896	2,741,725
		3,040,939	2,741,725
Current assets			
Debtors	3	16,300,692	13,387,868
Cash at bank and in hand		6,060,308	10,294,515
		22,361,000	23,682,383
Creditors - amounts falling due within one year	4	(35,493,114)	(31,506,028)
Net current liabilities		(13,132,114)	(7,823,645)
Total assets less current liabilities		(10,091,175)	(5,081,920)
Net liabilities		(10,091,175)	(5,081,920)
Capital and reserves			
Called up share capital	5	1,982,533	1,893,244
Share premium account		90,622,330	88,895,631
Other reserves		1,262,155	1,781,937
Profit and loss account		(103,958,193)	(97,652,732)
Equity attributable to owners of the parent		(10,091,175)	(5,081,920)

The notes on pages 10 to 17 form an integral part of these condensed consolidated interim statements.

The condensed consolidated interim statements were approved by the Board of Directors on 15 January 2019 and were signed on its behalf by:



Guy Sochovsky
Director

CONDENSED CONSOLIDATED INTERIM STATEMENT OF CHANGES IN EQUITY FOR THE SIX MONTH PERIOD ENDED 31 JULY 2018

	Called up share capital	Share premium account	Other reserves	Profit and loss account	Total equity
	£	£	£	£	£
	unaudited	unaudited	unaudited	unaudited	unaudited
Balance as at 1 February 2018	1,893,244	88,895,631	1,781,937	(97,652,732)	(5,081,920)
Loss for the period to 31 July 2018	-	-	-	(6,305,461)	(6,305,461)
Other comprehensive loss for the period	-	-	(19,787)	-	(19,787)
Total comprehensive loss	-	-	(19,787)	(6,305,461)	(6,325,248)
Credit relating to equity-settled share based payments	-	-	1,315,993	-	1,315,993
Share issues and transfers on vesting	89,289	1,726,699	(1,815,988)	-	-
Total transactions with owners, recognised directly in equity	89,289	1,726,699	(499,995)	-	1,315,993
Balance as at 31 July 2018	1,982,533	90,622,330	1,262,155	(103,958,193)	(10,091,175)

The notes on pages 10 to 17 form an integral part of these condensed consolidated interim statements.

CONDENSED CONSOLIDATED INTERIM STATEMENT OF CHANGES IN EQUITY FOR THE SIX MONTH PERIOD ENDED 31 JULY 2018

	Called up share capital	Share premium account	Other reserves	Profit and loss account	Total equity
	£	£	£	£	£
	unaudited	unaudited	unaudited	unaudited	unaudited
Balance as at 1 February 2017	1,886,140	88,339,328	1,579,395	(82,383,280)	9,421,583
Loss for the period to 31 July 2017	-	-	-	(6,856,303)	(6,856,303)
Other comprehensive loss for the period	-	-	(142,084)	-	(142,084)
Total comprehensive loss	-	-	(142,084)	(6,856,303)	(6,998,387)
Credit relating to equity-settled share based payments	-	-	48,161	-	48,161
Share issues and transfers on vesting	15,768	364,252	(380,020)	-	-
Total transactions with owners, recognised directly in equity	15,768	364,252	(331,859)	-	48,161
Balance as at 31 July 2017	1,901,908	88,703,580	1,105,452	(89,239,583)	2,471,357

The notes on pages 10 to 17 form an integral part of these condensed consolidated interim statements.

CONDENSED CONSOLIDATED INTERIM STATEMENT OF CASH FLOWS FOR THE SIX MONTH PERIOD ENDED 31 JULY 2018

	Note	Six months ended 31 July 2018 unaudited	31 July 2017 unaudited
Net cash from operating activities	6	(3,318,848)	(5,110,539)
Taxation paid		(121,296)	(5,113)
Net cash used in operating activities		(3,440,144)	(5,115,652)
Cash flows from investing activities			
Purchase of intangible assets		(234,043)	-
Purchase of tangible assets		(575,300)	(142,013)
Interest received		1,023	12,437
Net cash used in investing activities		(808,320)	(129,576)
Cash flows from financing activities			
Interest paid		(84,999)	(124,135)
Exercise proceeds from share based payments		99,256	23,515
Net cash used in financing activities		14,257	(100,620)
Net decrease in cash and cash equivalents		(4,234,207)	(5,345,848)
Cash and cash equivalents at the beginning of the period		10,294,515	19,199,310
Cash and cash equivalents at end of period		6,060,308	13,853,462
Cash and cash equivalents consists of:			
Cash at bank and in hand		6,060,308	13,853,462
Cash and cash equivalents		6,060,308	13,853,462

The notes on pages 10 to 17 are an integral part of these condensed consolidated interim statements

General information

NewVoiceMedia Limited ("the Company") and its subsidiaries (together "the Group") provides a cloud contact centre and inside sales platform. ContactWorld increases the efficiency of inside sales teams by focusing on the right leads, automating the dialling process and presenting local calling numbers to increase pickup rates. Management information is improved from detailed reporting and dashboards. ContactWorld provides a global, true-cloud contact centre solution that delivers a personalised service to every enquiry.

The Company is a private company limited by shares and is incorporated in England in the United Kingdom. The address of its registered office is NewVoiceMedia House, Jays Close, Basingstoke, Hampshire RG22 4BS. The Company was acquired by Vonage Holdings Corp. on 31 October 2018.

1. Summary of significant accounting policies

(a) Basis of Preparation

These condensed consolidated interim statements do not constitute statutory accounts within the meaning of section 434 of the Companies Act 2006. Statuory accounts for the year ended 31 January 2018 were approved by the Board of Directors on 28 August 2018 and delivered to the Registrar of Companies. The report of the auditors on those accounts was unqualified, did not contain and emphasis of matter paragraph and did not contain any statement under section 498 of the Companies Act 2006.

These condensed consolidated interim statements are prepared on a going concern basis, under the historical cost convention. The accounting policies have been applied consistently, other than as stated below.

Tax credits receivable in the interim periods are accrued using the tax rate that would be applicable to the associated research and development spend.

The preparation of interim statements requires the use of certain critical accounting estimates. It also requires management to exercise its judgement in the process of applying accounting policies. Actual results may differ from these estimates.

In preparing these condensed consolidated interim statements, the significant judgements made by management in applying the group's accounting policies and the key sources of estimation uncertainty were the same as those applied to the consolidated financial statements for the year ended 31 January 2018.

(b) Going concern

The Group meets its day to day working capital requirements through its bank facilities. The current economic conditions continue to create uncertainty over (a) the level of demand for the Group's products; and (b) the availability of bank finance for the foreseeable future. The Group's forecasts and projections, taking account of reasonable possible changes in trading performance, show that the Group should be able to operate within the level of its current facilities. After making enquires, the directors have a reasonable expectation that the Groups has adequate resources to continue in operational existence for the foreseeable future. The Group therefore continues to adopt the going concern basis in preparing its condensed consolidated interim statements.

The directors of Vonage Holdings Corp have provided a letter confirming support for the Group covering at least 12 months from the date of the interim statements.

2. Tax credit on loss

The Income tax credit for the period is recognized based on management's estimate of the amounts due under the R&D tax credit regime in the UK plus small amounts payable for overseas taxes. The Group has substantial Net Operating Losses, however no deferred tax asset is recognized since the availability of future profits is not sufficiently probable.

3. Debtors

	31 July 2018 unaudited	31 Jan 2018 audited
Trade debtors	**10,773,913**	9,962,536
Corporation tax	**1,295,896**	674,638
Prepayments	**4,230,883**	2,750,694
	16,300,692	13,387,868

4. Creditors: amounts falling due within one year

	31 July 2018 unaudited	31 Jan 2018 audited
Trade creditors	**4,301,915**	3,199,408
Other creditors	**1,188,490**	1,943,662
Other taxation and social security	**1,295,021**	1,311,917
Deferred income	**25,174,575**	21,109,820
Accruals	**3,533,113**	3,941,221
	35,493,114	31,506,028

No security has been given on any liability.

5. Share capital and other reserves

Allotted and fully paid			**July**		**Jan**
Class	**Nominal Value**	**Number**	**2018**	**Number**	**2018**
B Ordinary	£0.01	**32,373,330**	**323,733**	23,444,461	234,445
C Ordinary	£0.01	**5,674,465**	**56,745**	5,674,465	56,745
A Preferred	£0.01	**13,729,340**	**137,293**	13,729,340	137,293
B Preferred	£0.01	**26,146,259**	**261,463**	26,146,259	261,463
C Preferred	£0.01	**30,510,280**	**305,103**	30,510,280	305,103
D Preferred	£0.01	**37,834,886**	**378,349**	37,834,886	378,349
E Preferred	£0.01	**33,458,662**	**334,587**	33,458,662	334,587
F Preferred	£0.01	**16,928,158**	**169,282**	16,928,158	169,282
Restricted	£0.01	**1,597,692**	**15,977**	1,597,692	15,977
			1,982,533		1,893,244

5. Share capital and other reserves (continued)

During the six months to 31 July 2018 8,928,869 Ordinary 'B' share options of 1p were exercised; 8,888,182 at 1p; 6,000 at 2p; 5,000 at 5p; 4,687 at 32p and 25,000 at 34p. The proceeds received were £89,289 in relation to nominal share capital and £9,967 of share premium.

Other reserves

Other reserves consist of the following amounts

	Capital Redemption Reserve	Cumulative Translation Adjustment	Share Based Compensation Reserve	Total
At 1 February 2017	5,060	383,941	1,190,394	1,579,395
Cumulative translation adjustment	-	501,935	-	501,935
Transfer to share premium account	-	-	(534,303)	(534,303)
Income Statement charge	-	-	234,910	234,910
At 31 January 2018	**5,060**	**885,876**	**891,001**	**1,781,937**

	Capital Redemption Reserve £	Cumulative Translation Adjustment £	Share Based Compensation Reserve £	Total £
At 1 February 2018	5,060	885,876	891,001	1,781,937
Cumulative translation adjustment	-	(19,787)	-	(19,787)
Transfer to share premium account	-	-	(1,815,988)	(1,815,988)
Income Statement charge	-	-	1,315,993	1,315,993
At 31 July 2018	**5,060**	**866,089**	**391,006**	**1,262,155**

The capital redemption reserve was established in 2007 when NewVoiceMedia Limited bought back shares from a former director.

The share based compensation reserve reflects the fair value of options issued via a UK EMI scheme and International schemes awarded to employees and non-executive directors. Amounts transferred to share premium represent the amounts included in the reserve in respect of options that were exercised during the period and equates to the difference between the exercise price and the actual share price at the time of exercise.

6. Notes to the cash flow statement

	Six months ended	
	31 July 2018	31 July 2017
	unaudited	unaudited
Loss for the financial period	**(6,305,461)**	(6,856,303)
Adjustments for:		
Tax on loss on ordinary activities	**(500,000)**	(500,000)
Net interest expense	**83,976**	111,698
Operating loss	**(6,721,485)**	(7,244,605)
Depreciation of tangible assets	**510,104**	488,443
Loss/(profit) disposal of tangible assets	**208**	(100)
Foreign exchange loss/(gain)	**87,502**	(139,444)
Share based payments charge	**1,315,993**	48,161
Working capital movements:		
Increase in debtors	**(2,498,283)**	(3,692,858)
Increase in deferred revenue	**4,064,775**	5,522,329
Decrease in payables	**(77,662)**	(92,465)
Cash flow from operating activities	**(3,318,848)**	(5,110,539)

7. Controlling party

At the balance sheet date, the Group was owned by a number of private shareholders and companies, none of whom own more than 20% of the issued share capital of the Company. Accordingly, there was no parent entity or ultimate controlling party at the balance sheet date. At the date of signature of these condensed consolidated financial statements, the Group is 100% owned and controlled by Vonage Holdings Corp.

8. Events after the reporting period

On 31 October 2018 the Group was acquired by Vonage Holdings Corp. As a result of this acquisition of NewVoiceMedia Limited by Vonage Holdings Corp, a proportion of the outstanding options vested immediately, and the resulting accelerated charge was included in the income statement in October 2018.

9. Reconciliation from UK FRS 104 to accounting principles generally accepted in the United States of America ("US GAAP")

The accompanying condensed consolidated interim statements of NewVoiceMedia Limited have been prepared in accordance with Financial Reporting Standard 104, "Interim Financial Reporting" (FRS 104) as described in note 1. FRS 104 differs in certain respects from the requirements of US GAAP and the effects of the US GAAP application are detailed below:

	Income statement 2018 £	**Net Assets 2018 £**	Income statement 2017 £	Net Assets 2017 £
UK FRS 104 results:				
Loss for the period	**(6,305,461)**		(6,856,303)	
Shareholder net liabilities		**(10,091,175)**		(5,081,920)
US GAAP adjustment:				
Revenue recognition	**66,188**	**2,842,801**	(67,413)	2,670,199
Costs to obtain contracts	**393,860**	**13,380,808**	-	-
Results/Net Assets under US GAAP	**(5,845,413)**	**6,132,434**	(6,923,716)	(2,411,721)

Revenue Recognition

Under UK GAAP, in both the period to 31 July 2018 and 31 July 2017, professional services revenue in relation to contracts is recognized ratably over the contract term.

In the period to 31 July 2018, under US GAAP revenue is recognized pursuant to ASC 606 which the Group adopted on a modified retrospective basis from 1 February 2018. Revenue for professional services is allocated based on relative standalone selling price and is recognized at a point in time once the services are provided. The net result of this adjustment has resulted in £66,188 of additional revenue being recognized in the six months to 31 July 2018 and a cumulative increase in net assets of £2,842,801 at 31 July 2018.

In the period to 31 July 2017, under US GAAP revenue is recognized pursuant to ASC 605. Revenue for professional services is recognized once the services are provided. The net result of this adjustment has resulted in £67,413 of revenue being de-recognized in the six months to 31 July 2017 and a cumulative increase in net assets of £2,670,199 at 31 July 2017.

Costs to Obtain Contracts

Under UK GAAP, commissions are fully expensed in the period they arise. Under US GAAP the Group adopted ASC 340 on a modified retrospective basis from 1 February 2018. In the period to 31 July 2018 only, commissions are capitalized as Costs to Obtain Contracts and amortized over their estimated useful economic life of 7 years. Under US GAAP in the period to 31 July 2017 commissions are expensed as incurred. The net result of this adjustment has resulted in a credit of £393,860 to expenses being recorded in the six months to 31 July 2018 and a cumulative increase in net assets of £13,380,808 at 31 July 2018.

Note to the cashflow statement

Reconciliation of operating loss under US GAAP to net cash outflow from operating activities:

	Six months ended 31 July 2018 unaudited	Six months ended 31 July 2017 unaudited
Loss for the financial period	**(5,845,413)**	(6,923,716)
Adjustments for:		
Tax on loss on ordinary activities	**(500,000)**	(500,000)
Net interest expense	**83,976**	111,698
Operating loss	**(6,261,437)**	(7,312,018)
Capitalisation of contract assets	**(1,817,758)**	-
Depreciation of tangible assets	**510,104**	488,443
Amortisation of contract assets	**1,423,898**	-
Loss/(profit) disposal of tangible assets	**208**	(100)
Foreign exchange loss/(gain)	**87,502**	(139,444)
Share based payments charge	**1,315,993**	48,161
Working capital movements:		
Increase in debtors	**(2,498,283)**	(3,692,858)
Increase in deferred revenue	**3,998,587**	5,589,742
Decrease in payables	**(77,662)**	(92,465)
Cash flow from operating activities	**(3,318,848)**	(5,110,539)

	Six months ended 31 July 2018 unaudited	Six months ended 31 July 2017 unaudited
Net cash from operating activities	(3,318,848)	(5,110,539)
Taxation paid	(121,296)	(5,113)
Net cash used in operating activities	(3,440,144)	(5,115,652)
Cash flows from investing activities		
Purchase of intangible assets	(234,043)	-
Purchase of tangible assets	(575,300)	(142,013)
Interest received	1,023	12,437
Net cash used in investing activities	(808,320)	(129,576)
Cash flows from financing activities		
Interest paid	(84,999)	(124,135)
Exercise proceeds from share based payments	99,256	23,515
Net cash used in financing activities	14,257	(100,620)
Net decrease in cash and cash equivalents	(4,234,207)	(5,345,848)
Cash and cash equivalents at the beginning of the period	10,294,515	19,199,310
Cash and cash equivalents at end of period	6,060,308	13,853,462
Cash and cash equivalents consists of:		
Cash at bank and in hand	6,060,308	13,853,462
Cash and cash equivalents	6,060,308	13,853,462